POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ARROW ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-177651 and 811-22624) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17 day of September, 2019.

/s/Joseph Barrato

Joseph Barrato

Trustee and President

State of New York )

)       ss:

County of New York )

On the 17th day of September in the year 2019 before me, the undersigned, personally appeared Joseph Barrato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Maria Gordils

Notary Public

MARIA GORDILS

Notary Public, State of New York

No. 4997931

Qualified in Suffolk County

Certified in New York County

Commission Expires June 15, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Arrow ETF Trust, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (File Nos. 333-177651, 811-22624), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 17th day of September, 2019.

ARROW ETF TRUST

By: /s/Joseph Barrato

Joseph Barrato, President

State of New York )

)       ss:

County of New York )

On the 17th day of September in the year 2019 before me, the undersigned, personally appeared Joseph Barrato, President of Arrow ETF Trust, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Maria Gordils

Notary Public

MARIA GORDILS

Notary Public, State of New York

No. 4997931

Qualified in Suffolk County

Certified in New York County

Commission Expires June 15, 2022

CERTIFICATE

The undersigned, Secretary of Arrow ETF Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held September 17, 2019, and is in full force and effect:

WHEREAS, the Arrow ETF Trust, a statutory trust organized under the laws of the State of Delaware, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended.

NOW, THEREFORE, the Arrow ETF Trust hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE, and each of them, as its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement (File Nos. 333-177651, 811-22624), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: September 17, 2019

/s/Jake Griffith

Jake Griffith, Secretary

Arrow ETF Trust